SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported) November 3, 2009

EMRISE CORPORATION

(Exact name of registrant as specified in its charter)

Delaware	001-10346	77-0226211
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

611 Industrial Way, Eatontown, NJ 07224

(Address of principal executive offices)                  (Zip Code)

Registrant’s telephone number, including area code  (732) 389-0355

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01.             Entry Into a Material Definitive Agreement.

Amendments to Loan Documents

Background Information

On November 30, 2007, EMRISE Corporation (the “Company”) and certain of its subsidiaries (collectively with the Company’s subsidiaries that later became party to the agreement pursuant to that certain Amendment Number 1 to Loan Documents dated August 20, 2008, the “Borrowers”) entered into a Credit Agreement with GVEC Resource IV Inc. (the “Lender”), an affiliate of Private Equity Management Group, which Credit Agreement has been amended by that certain Amendment Number 1 to Loan Documents, dated August 20, 2008, that certain Amendment Number 2 to Loan Documents, dated February 12, 2009, that certain Forbearance Agreement and Amendment Number 3 to Loan Documents, dated March 20, 2009 (as amended by that certain Amendment to Forbearance Agreement and Amendment Number 3 to Loan Documents, dated April 9, 2009), that certain Amendment Number 4 to Loan Documents, dated April 14, 2009, and that certain Amendment Number 5 to Loan Documents, dated August 14, 2009 (as further amended, restated, supplemented, or modified from time to time, the “Credit Agreement”).

Amendment No.6 to Loan Documents

On November 3, 2009, the Borrowers and the Lender entered into Amendment No. 6 to Loan Documents (the “Sixth Amendment”).  The Sixth Amendment amends the Credit Agreement to change the expiration date of the Credit Agreement from November 30, 2010 to June 30, 2010.  As such, all amounts outstanding under the terms of the Credit Agreement (including unpaid principal balance and all accrued and unpaid interest under the term loans and the Revolver (as defined below)) will become due and payable on June 30, 2010 and the Company will be unable to borrow under the revolving credit facility after that date.

In addition, the Borrowers and the Lender agreed to revise the schedule of principal payments due pursuant to the terms of the Sixth Amendment such that the Borrowers are now obligated to make monthly principal payments to the Lender of (i) $100,000 on November 1, 2009, (ii) $150,000 on December 1, 2009 and (iii) approximately $287,000 commencing on January 1, 2010 and continuing on the first day of each of the 5 consecutive months thereafter.  A balloon payment of $6.9 million will be due and payable on June 30, 2010.

Further, the Borrowers and Lender agreed to revise certain of the financial covenants related to the revolving credit facility that is available to the Borrowers under the terms of the Credit Agreement (the “Revolver”).  Under the terms of the Credit Agreement, as amended by the Sixth Amendment, the Revolver is subject to various financial covenants on a consolidated basis, including the following: EBITDA, as defined in the Credit Agreement, measured on a fiscal quarter-end basis, must not be less than $250,000 for the period ended September 30, 2009, $550,000 for the period ended December 31, 2009 and $1,450,000 for the period ended March 31, 2010; the leverage ratio, as defined by the Credit Agreement, measured quarterly, must not be greater than 1.70:1.00 for the period ended September 30, 2009, 1.50:1.00 for the period ended December 31, 2009 and 1.40:1.00 for the period ended March 31, 2010; and

liquidity, as defined by the Credit Agreement, measured quarterly, must not be less than $2,800,000 for the period ended December 31, 2009 and $2,700,000 for the period ended March 31, 2010.  Additionally, the Revolver is subject to the Borrowers not incurring capital expenditures (a) in excess of $600,000 for the fiscal year ending December 31, 2009, and (b) in excess of $1,800,000 for the fiscal year ending December 31, 2010.  Additionally, the Revolver is subject to the Borrowers not incurring unfinanced capital expenditures in excess of $62,500 in any fiscal quarter and the Borrowers not incurring purchase money commitments in excess of $2 million over the life of the facility.  However, if the Borrowers incur unfinanced capital expenditures of less than $62,500 in any fiscal quarter, the difference between the amount incurred in a certain fiscal quarter and $62,500 maybe incurred in the two fiscal quarters immediately following such fiscal quarter.

Pursuant to the terms of the Sixth Amendment, the Borrowers (i) paid to Private Equity Management Group, Inc. (“PEMG”) an amount equal to $100,000 upon the closing of the Sixth Amendment and (ii) agreed to pay an additional $100,000 to PEMG on the earlier of (x) March 31, 2010; or (y) the repayment in full of the amounts due and payable under the terms of the Credit Agreement.  The foregoing payments represent an advisory fee to PEMG in consideration of PEMG’s advice in connection with the Sixth Amendment.

The Sixth Amendment is filed as Exhibit 10.1 to this report.

Amendment No.7 to Loan Documents

On November 13, 2009, the Borrowers and the Lender entered into an Amendment No. 7 to Loan Documents (the “Seventh Amendment,” and together with the Sixth Amendment, the “Amendments”).  Pursuant to the terms of the Seventh Amendment, the definition of the term “EBITDA” in the Credit Agreement was amended such that  (i) any non-cash impairment associated with the write down of the long-lived assets of RO Associates Incorporated, a Borrower and (ii) any loss or non-cash impairment associated with the discontinuation of operations, pursuant to a sale or otherwise, of RO Associates Incorporated recorded in the Parent’s and Subsidiaries’ consolidated financial statements in any period ending on or prior to December 31, 2009 were excluded from the definition of EBITDA.  Pursuant to the terms of the Seventh Amendment, the Borrowers paid to PEMG an advisory fee in an amount equal to $15,000 upon the closing of the Seventh Amendment in consideration of PEMG’s advice in connection with the Seventh Amendment.  The Seventh Amendment is filed as Exhibit 10.2 to this report.

The foregoing summary of the terms of the credit facility and the Amendments does not purport to be complete and is qualified in its entirety by reference to the full text of the agreements filed as exhibits to this report or to other reports filed by the Company with the Securities and Exchange Commission.  The Credit Agreement and the Amendments contain representations and warranties made by the parties thereto. The assertions embodied in such representations and warranties are not necessarily assertions of fact, but a mechanism for the parties to allocate risk.  Accordingly, investors should not rely on the representation and warranties as characterizations of the actual state of facts or for any other purpose at the time they were made or otherwise.  The agreements filed as exhibits to this report are not intended as documents for investors to obtain factual information about the current state of affairs of the parties to the agreements.  Rather, investors should look to other disclosures contained in the Company’s reports under the Securities Exchange Act of 1934, as amended.

Item 9.01              Financial Statements and Exhibits.

(d)   Exhibits:

Exhibit No.	Description

10.1

Amendment Number 6 to Loan Documents, dated November 3, 2009, by and among EMRISE Corporation, EMRISE Electronics Corporation, CXR Larus Corporation, RO Associates Incorporated, Advanced Control Components, Inc., Custom Control Components, Inc. and GVEC Resource IV Inc.

10.2

Amendment Number 7 to Loan Documents, dated November 13, 2009, by and among EMRISE Corporation, EMRISE Electronics Corporation, CXR Larus Corporation, RO Associates Incorporated, Advanced Control Components, Inc., Custom Control Components, Inc. and GVEC Resource IV Inc.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: November 16, 2009	EMRISE CORPORATION

	By:	/s/ D. JOHN DONOVAN
D. John Donovan,
Chief Financial Officer

INDEX TO EXHIBITS ATTACHED TO THIS REPORT

Exhibit No.	Description

10.1

Amendment Number 6 to Loan Documents, dated November 3, 2009, by and among EMRISE Corporation, EMRISE Electronics Corporation, CXR Larus Corporation, RO Associates Incorporated, Advanced Control Components, Inc., Custom Control Components, Inc. and GVEC Resource IV Inc.

10.2

Amendment Number 7 to Loan Documents, dated November 13, 2009, by and among EMRISE Corporation, EMRISE Electronics Corporation, CXR Larus Corporation, RO Associates Incorporated, Advanced Control Components, Inc., Custom Control Components, Inc. and GVEC Resource IV Inc.